LIBERTY ALL-STAR EQUITY FUND
                                Federal Reserve Plaza
                             Boston, Massachusetts 02210
                                    (617) 722-6000

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   April 17, 1996


To the Shareholders of Liberty ALL-STAR Equity Fund:

         NOTICE IS HEREBY GIVEN that the tenth Annual Meeting of Shareholders of Liberty ALL-STAR Equity Fund ("ALL-STAR") will be held in the New England Room, 4th Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 17, 1996 at 10:00 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

         1. To elect two Trustees of ALL-STAR.

         2. To ratify the selection by the Board of Trustees of KPMG Peat Marwick LLP as ALL-STAR's independent auditors for the year ending December 31, 1996.

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on February 23, 1996 as the record date for the determination of the shareholders of ALL-STAR entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

                           By order of the Board of Trustees

                           John A. Benning, Secretary


         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


February 28, 1996

                           LIBERTY ALL-STAR EQUITY FUND
                                  PROXY STATEMENT

                          Annual Meeting of Shareholders

                                           April 17, 1996

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Liberty ALL-STAR Equity Fund ("ALL-STAR") to be used at the Annual Meeting of Shareholders of ALL-STAR to be held on April 17, 1996 at 10:00 a.m. Boston time in the New England Room, 4th Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

         The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about February 29, 1996 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees of ALL-STAR and officers and employees of Liberty Asset Management Company and its affiliates. In addition, ALL-STAR has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to and the return of proxies from banks, brokers, nominees and other custodians at a fee of $6,500. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by ALL-STAR. ALL-STAR will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by ALL-STAR's 1995 Annual Report to Shareholders.

         The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

         ALL-STAR's Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Unless authority is withheld, the enclosed proxy will be voted for the election of James E. Grinnell and Harold W. Cogger as Trustees to hold office until the final adjournment of the 1999 Annual Meeting of Shareholders (or special meeting in lieu thereof) or until their respective successors are elected. Mr. Grinnell has served as a Trustee since the commencement of ALL-STAR's operations in 1986 and Mr. Cogger has been nominated for election for the first time. They have consented to serve as Trustees following the Meeting if elected, and are expected to be able to do so. If either of such nominees is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Trustees may recommend (unless authority to vote for the election of Trustees has been withheld).

         Information about the nominees for election as Trustees follows:

Name/Age                      Principal Occupation              All-Star
and Address                   During Past Five Years            Shares Owned(1)


James E. Grinnell (Age 66)(2) Private investor (since November,
22 Harbor Avenue              1988); Senior Vice
Marblehead, MA  01845         President-Operations, The Rockport
                              Company, importer and
                              distributor of shoes (May, 1986
                              to November, 1988).                     8,375

Harold W. Cogger * (Age 59)   President (since July, 1993), Chief
One Financial Center          Executive Officer (since March,
Boston, MA 02111              1995) and Director (since March,
                              1984), Executive Vice President
                              (October,  1989 to July, 1993),
                              Colonial Management Associates,
                              Inc.; Executive Vice President,
                              Liberty Financial Companies,
                              Inc. (since March, 1995);
                              President (since October,
                              1994), Chief Executive Officer
                              (since March, 1995) and
                              Director (since October, 1981),
                              The Colonial Group, Inc.                -0-

        The following Trustees continue to serve in such capacity until their terms of office expire and their successors are elected:

Name/Age and Address           Principal Occupation             All-Star Shares
                               During Past Five Years           Owned(1)


Robert J. Birnbaum (Age 68)(2) Retired (since January, 1994);
313 Bedford Road               Special Counsel, Dechert, Price &
Ridgewood, NJ  07405           Rhoads (September, 1988 to December,
                               1993); President and Chief Operating
                               Officer, New York Stock Exchange,
                               Inc.(May, 1985 to June, 1988)         3,000

Name/Age and Address           Principal Occupation             All-Star Shares
                               During Past Five Years           Owned(1)


Richard W. Lowry (Age 59)(2)   Private investor (since August,
10701 Charleston Drive         1987); Chairman and Chief Executive
Vero Beach, FL  32963          Officer, U.S. Plywood Corporation,
                               manufacturer and distributor of wood
                               products (August, 1985 to August,
                               1987).                               84,694
-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. ALL-STAR's Trustees and officers as a group then so owned less than 1% of the shares of ALL-STAR outstanding.

(2) Member of the Audit Committee.

* "Interested person" of ALL-STAR, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc. and its affiliates.

         As of February 23, 1996, John A. Benning, Secretary of ALL-STAR, and other officers of Liberty Financial Companies, Inc. held 331,824 shares of ALL-STAR, representing 0.42% of the outstanding shares, as co-trustees of the Liberty Financial Companies, Inc. Savings and Investment Plan as to which they share voting power.

         The term of office of Messrs. Birnbaum and Lowry will expire on final adjournment of the Annual Meetings (or special meetings in lieu thereof) in 1997 and 1998, respectively. Mr. Birnbaum has served as a Trustee since December, 1994, and Mr. Lowry has served since the commencement of ALL-STAR's operations in 1986. Messrs. Birnbaum, Grinnell and Lowry are also trustees of Colonial
Trusts I  through  VII (the  "Colonial  Trusts"),  the  umbrella  trusts  for an aggregate of 33 open-end funds (the "Colonial Funds") managed by Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Asset Management Company, five closed-end funds managed by Colonial (the "Colonial
Closed-End Funds"), and LFC Utilities Trust, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Asset Management Company. Messrs. Birnbaum, Grinnell and Lowry are also directors, and Mr. Cogger is a nominee for director, of the Liberty All-Star Growth Fund, Inc. (formerly The Charles Allmon Trust, Inc.), another closed-end multi-managed fund managed by Liberty Asset Management Company.

         During 1995 the full Board of Trustees of ALL-STAR held five meetings, and the Audit Committee, which is comprised of all the Trustees who are not "interested persons" of ALL-STAR, met once. All Trustees were present at all meetings.

          The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews ALL-STAR's internal accounting procedures and controls. ALL-STAR has no nominating or compensation committee.

                                   COMPENSATION

         Liberty Asset Management Company or its affiliates pay the compensation of all the officers of ALL-STAR. ALL-STAR pays the independent Trustees an annual retainer of $5,000 per annum, plus $1,800 per meeting attended, with a minimum of $14,000 per annum, plus out-of-pocket expenses relating to attendance at meetings. The total fees accrued to the independent Trustees during the year ended December 31, 1994 by ALL-STAR were $42,000 and out-of-pocket expenses relating to their attendance at meetings were $6,678.

         The following table shows, for the year ended December 31, 1995, the compensation received from ALL-STAR for service as a Trustee by each person who served as a Trustee during such year, and the aggregate compensation paid to each such Trustee for service on the Board of Trustees of ALL-STAR and the Board of Trustees or Directors of the Colonial Trusts, the Colonial Closed-End Funds, LFC Utilities Trust and the Liberty All-Star Growth Fund, Inc. (of which Messrs. Birnbaum, Grinnell and Lowry are also trustees or directors), and Liberty Newport World Portfolio ("Liberty World") (of which Mr. Lowry was a director). ALL-STAR has no bonus, profit sharing or retirement plans.

                                              Total Compensation from ALL-STAR,
                                              the Colonial Trusts, the Colonial
                                              Closed-End Funds, LFC Utilities
                      Aggregate Compensation  Trust, Liberty All-Star Growth
Name                  from ALL-STAR           Fund, Inc. and Liberty World*
----                 -----------------------  --------------------------------

Richard I. Roberts             -0-                     -0-

Robert J. Birnbaum            $14,000                $90,825

James E. Grinnell             $14,000                $97,050

Richard W. Lowry              $14,000               $100,400

-----------------
* On March 27, 1995, four of the funds of Liberty Financial Trust, of which Messrs. Birnbaum, Grinnell and Lowry were then trustees, were merged into existing Colonial Funds, and a fifth Liberty Financial Fund was reorganized as a new Colonial Fund. On April 21, 1995 Messrs. Birnbaum, Grinnell and Lowry were elected as trustees of the Colonial Trusts and the Colonial Closed-End Funds. They remain as trustees of Liberty Financial Trust (now Colonial Trust
VII), which is the umbrella trust for the Colonial Newport Tiger Fund, and of the LFC Utilities Trust. Mr. Lowry served as a director of Liberty World until February 26, 1995.

Officers
--------
    The following are the executive officers of ALL-STAR.

                                                    Principal Occupation
Name/Age and Address            Position with Fund  During Past Five Years
--------------------            ------------------  ----------------------

Richard I. Roberts (Age 67)     Chairman            Chairman of ALL-STAR;
80 Front Street                                     Director (August, 1985 to
Exeter, NH  03833                                   December, 1994), President
                                                    (August, 1985 to December,
                                                    1993), and Vice Chairman
                                                    (January, 1994 to December,
                                                    1994), Liberty Asset
                                                    Management Company.

Richard R. Christensen (Age 62) President           President of Liberty Asset
Liberty Asset                                       Management Company (since
  Management Company                                January, 1995); President of
600 Atlantic Avenue                                 Liberty Investment Services,
Boston, MA  02210                                   Inc. (April, 1987 to March
                                                    27, 1995).

William R. Parmentier (Age 43)   Vice President     Senior Vice President and
Liberty Asset Management Company                    Chief Investment Officer of
600 Atlantic Avenue                                 Liberty Asset Management
Boston, MA  02210                                   Company (since May, 1995);
                                                    President, Liberty All-Star
                                                    Growth Fund, Inc.(since
                                                    November, 1995);Consultant
                                                    (October, 1994 to May,
                                                    1995); President, GQ Asset
                                                    Management, Inc. (July, 1993
                                                    to October, 1994); Assistant
                                                    Treasurer, Grumman
                                                    Corporation (December, 1974
                                                    to July, 1993).

Peter L. Lydecker (Age 42)       Treasurer and      Vice President of Colonial
Colonial Management              Controller         Management Associates, Inc.
 Associates, Inc.                                   (formerly Assistant Vice
One Financial Center                                President); Controller of
Boston, MA  02111                                   the Colonial Funds and the
                                                    Colonial Closed-End Funds
                                                    (formerly Assistant
                                                    Controller)


John A. Benning (Age 60)         Secretary          Senior Vice President,
600 Atlantic Avenue                                 General Counsel and
Boston, MA  02210                                   Secretary, Liberty
                                                    Financial Companies, Inc.
                                                    and predecessor (since July,
                                                    1985); Vice President,
                                                    Secretary and
                                                    Director, Liberty Asset
                                                    Management Company (August,
                                                    1985 to present).

         Mr. Christensen was appointed President of ALL-STAR effective November 30, 1994; Mr. Lydecker was appointed Treasurer and Controller effective March 17, 1995; and Mr. Parmentier was appointed Vice President effective October 19, 1995. Mr. Benning has served as Secretary since ALL-STAR's inception in August, 1986. Mr. Christensen also serves as President and a trustee of the Stein Roe Variable Investment Trust and the Keyport Variable Investment Trust, other investment companies managed by affiliates of Liberty Asset Management Company; Mr. Lydecker serves as Controller of Keyport Variable Investment Trust; and Messrs. Christensen, Lydecker and Parmentier serve as officers of the Liberty All-Star Growth Fund, Inc. Each officer of ALL-STAR serves at the pleasure of the Board of Trustees.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         By vote of the Board of Trustees, including the vote of the non-interested Trustees, the firm of KPMG Peat Marwick LLP has been selected as independent auditors for ALL-STAR for the year ending December 31, 1996. Such selection is being submitted to the shareholders for ratification. The employment of KPMG Peat Marwick LLP is conditioned on the right of ALL-STAR by majority vote of its shareholders to terminate such employment. Such firm has acted as independent auditors for ALL-STAR since its commencement of operations in 1986.

         The services provided by ALL-STAR's independent auditors include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of ALL-STAR's annual federal income tax returns. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they should so desire.

OTHER BUSINESS

    The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

         ALL-STAR's Fund Manager is Liberty Asset Management Company ("Liberty Asset Management"), 600 Atlantic Avenue, Boston, Massachusetts 02210. Liberty Asset Management is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company, Boston, Massachusetts. Liberty Asset Management implements and operates ALL-STAR's multi-manager methodology described below and has overall supervisory responsibility for the general management and investment of ALL-STAR's securities portfolio, subject to ALL-STAR's investment objective and policies and any directions of the Trustees.

         Liberty Asset Management is also responsible for the provision of administrative services to ALL-STAR under the Fund Management Agreement, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of ALL-STAR who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to ALL-STAR have been delegated to its affiliate, Colonial Management Associates, Inc.

The Multi-Manager Methodology

         ALL-STAR allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers"),- currently five in number,- each of which employs a different investment style, and periodically rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Liberty Asset Management analyzes and evaluates information regarding investment management firms and recommends for appointment or replacement from time to time as ALL-STAR Portfolio Managers investment management firms representing a blending of different investment styles which, in Liberty Asset Management's opinion, is appropriate to ALL-STAR's investment objective. Liberty Asset Management allocates and reallocates ALL-STAR's portfolio assets among the Portfolio Managers, monitors and coordinates their investment activities for compliance with the investment policies and restrictions applicable to ALL-STAR, and pays the Portfolio Managers' fees.

         Under the terms of an exemptive order issued to ALL-STAR and Liberty Asset Management by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management, as well as a new portfolio management agreement with an existing Portfolio Manager or its successor following a sale or other change of control of the Portfolio Manager, may be entered into an advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, ALL-STAR's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at ALL-STAR's regularly scheduled annual shareholder meeting next following the date of the new or additional portfolio management agreement.

         The names and addresses of ALL-STAR's current Portfolio Managers are as follows:

         Columbus Circle Investors       Palley-Needelman Asset Management, Inc.
         One Station Place               800 Newport Center Drive, Suite 450
         Stamford, CT  06902             Newport Beach, CA  92660

         Cooke & Bieler, Inc.            Provident Investment Counsel, Inc.
         1700 Market Street, Suite 3222  300 North Lake Avenue
         Philadelphia, PA  19103         Pasadena, CA  91101

         Oppenheimer Capital
         Oppenheimer Tower
         World Financial Center
         New York, NY  10281


INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Trustees which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election of the nominees listed under Proposal 1 as Trustees and FOR the ratification of the Board's selection of ALL-STAR's independent auditors for 1996. Any proxy may be revoked at any time prior to its use by written notification received by ALL-STAR's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

         The election of Trustees is by plurality vote, and ratification of the selection of ALL-STAR's independent auditors requires the affirmative vote of a majority of the shares voting thereon, provided more than 50% of the outstanding shares are present or represented at the Meeting. Only shareholders of record may vote.

         Broker-dealer firms holding ALL-STAR shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. ALL-STAR understands that, under the rules of the New York Stock Exchange, if no instructions have been received prior to the date specified in such broker-dealer firm's request for voting instructions, the broker-dealer firms may grant authority to the proxies designated by ALL-STAR to vote for the election of Trustees and for the ratification of the selection of ALL-STAR's independent auditors.

         The shares as to which ALL-STAR is granted authority by broker-dealer firms to vote on the election of Trustees, as well as shares as to which properly executed proxies are returned by the record shareholders, will be counted as represented at the Meeting. Because of the effect of the New York Stock Exchange rules referred to above, the failure of any ALL-STAR shareholder whose shares are held in "street name" by a broker-dealer firm to timely furnish his or her instructions on how to vote such shares on the election of Trustees and the ratification of the selection of independent auditors will have the same effect as a vote for such proposals. The withholding of a vote on the election of Trustees or an abstention on the ratification of the selection of auditors will have no effect.

         All shareholders of record on February 23, 1996 are entitled to one vote for each share held. As of that date 78,975,539 shares of beneficial interest of ALL-STAR were issued and outstanding. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the following entities owned beneficially more than five percent of the outstanding shares of All-Star:

                                                              Percent of
Name and Address              No. of Shares Owned             Outstanding Shares
----------------              -------------------             ------------------

Liberty Mutual Insurance
  Company and Liberty Mutual
  Fire Insurance Company
175 Berkeley Street
Boston, MA  02117              8,615,749 shares               10.9%

         Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Fire") have sole voting and investment power with respect to 7,754,177 and 861,572 shares, respectively. Liberty Mutual and Liberty Fire are mutual insurance companies having identical Boards of Directors and certain common executive officers. Liberty Mutual, indirectly through a majority-owned subsidiary, owns all of the stock of Liberty Asset Management. To the knowledge of ALL-STAR, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of ALL-STAR on that date.

         In the event a quorum is present but votes sufficient for approval of any proposals recommended by the Trustees have not been received, those proxies that have been received may be voted on adjournment of the Meeting in a manner considered to be consistent with the intention of the shareholders submitting such proxies.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act requires ALL-STAR's Trustees and officers and persons who own more than ten percent of ALL-STAR's outstanding shares (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of ALL-STAR shares. Section 16 reporting persons are required by SEC regulations to furnish ALL-STAR with copies of all Section 16(a) forms they file.

         To ALL-STAR's knowledge, based solely on a review of the copies of such reports furnished to ALL-STAR and on representations that no other reports were required, during the year ended December 31, 1995, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except that Messrs. Christensen's and Grinnell's statements of changes in beneficial ownership on Form 4 for the month of June, 1995 with respect to four transactions in ALL-STAR shares by Mr. Christensen and members of his family and one transaction by Mr. Grinnell, and Mr. Lydecker's initial statement of beneficial ownership of securities on Form 3, were filed late.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

    Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in ALL-STAR's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 1997 Annual Meeting must be received by ALL-STAR on or before October 31, 1996. The fact that ALL-STAR receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

February 28, 1996


PROXY                                                           PROXY

                        LIBERTY ALL-STAR EQUITY FUND
     PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND
                          FOR 1996 ANNUAL MEETING

The undersigned, revoking previous proxies, hereby appoints Richard R. Christensen, John A. Benning and John L. Davenport, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty ALL-STAR Equity Fund (the "Fund") which the undersigned is entitled to vote at the 1996 Annual Meeting of the Fund to be held in the New England Room, 4th Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 17, 1996 at 10:00 A.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

Said proxies will vote this proxy as directed, or if no direction is indicated, FOR proposals 1 and 2 unless authority to do so is specifically withheld in the manner provided, and will use their discretion with respect to any matters referred to in Item 3.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

 X    PLEASE MARK VOTES AS IN THIS EXAMPLE
---

1.   Election of Trustees.   ____FOR    ____ WITHHOLD   ___FOR ALL EXCEPT

     Nominee - Harold W. Cogger (1999 Class)
     Nominee - James E. Grinnell (1999 Class)

If you do not wish to vote your shares for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name in the list above.

2.   Ratification of selection of independent public auditors.
         ____FOR    ____AGAINST   ____ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting.


Please be sure to sign and date this Proxy.                 Date:


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